SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2003




                           CALIFORNIA CLEAN AIR, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Nevada
                        --------------------------------
                 (State or other jurisdiction of incorporation)


            0-31451                                    75-3090496
  -----------------------------                 -----------------------
    (Commission File Number)                (IRS Employer Identification Number)



            2434 Vineyard Ave, Suite 101, Escondido, California 92029
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (760)494-6497
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


               3790 Via de la Valle, Suite 103, Del Mar, CA 92014
             ------------------------------------------------------
         (Former name or former address, if changed since last report)

SECTION 1.        Registrant's Business and Operations

         ITEM 1.01.        Entry into a material definitive agreement

         On December 13, 2004, the registrant, through its wholly-owned subsidiary, Smog Centers of California LLC, entered into a lease agreement for property located in Santee, California for the purpose of operating a vehicle emissions testing station. The address of the property is 8665 Mission Gorge Rd. Suite A-3, Santee, California 97071. The property comprises approximately 1250 square feet with a 650 square foot loft. The property consists of a single bay building with an antique store and a Budget auto rental. The lease is for an initial term of five years, commencing January 1, 2005 and continuing until January 1, 2009, subject to the option of the registrant to extend the term for an additional five years. A copy of the Lease Agreement is attached as an exhibit to this report.

         Santee, California has a population of approximately 60,000 and is located approximately five miles east of San Diego. At the present time, there are four other "test-only" stations in the area.

SECTION 8.        Other Events

         ITEM 8.01.        Other events

         The registrant has moved its executive and administrative offices to 2434 Vineyard Ave, Suite 101, Escondido, California 92029. Its phone number is
(760) 494-6497.

SECTION 9.        Financial Statements and Exhibits

         ITEM 9.           Exhibits

         EXHIBIT                    DESCRIPTION
         10.1                       Lease Agreement executed December 13, 2004
                                    between John Bessone, as Lessor, and
                                    Smog Centers of California, LLC, as Lessee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                California Clean Air, Inc.

                                                /s/Stephen D. Wilson
Date: December 16, 2004                         By: Stephen D. Wilson, President

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             California Clean Air, Inc.

                                             STEPHEN D. WILSON, PRESIDENT
                                             --------------------------------
Date :December 16, 2003                      By: Stephen D. Wilson, President